UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2026

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-1681094
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N. Ste 150, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On March 20, 2026, we entered into a new Credit and Security Agreement with Associated Bank, National Association, which provides for a revolving credit facility of up to $15,000,000, subject to a borrowing base based on eligible accounts receivable, inventory and fixed assets, and a $2,200,000 term loan (the “Associated Facility”). The new Associated Facility replaces our existing credit facility, which was scheduled to mature in August 2026. The Associated Facility includes a sublimit of $1,500,000 for letters of credit and is secured by substantially all of our assets in the United States of America, and the facility and term loan each mature in March 2029. Borrowings under the Associated Facility bear interest, at our option, at a defined base rate, or at one-month or three-month Term Secured Overnight Financing Rate, plus 2.00% in the case of revolving credit borrowings and plus 2.25% in the case of the term loan.

The Associated Facility contains customary affirmative and negative covenants that restrict or limit our ability to incur additional indebtedness, create liens, make investments, sell assets, pay dividends or engage in certain transactions without lender consent. This agreement also requires us to comply with financial covenants, including maintaining a Fixed Charge Coverage Ratio of 1.10 to 1.00, which measures the ratio of EBITDA, as defined to exclude certain other non-cash items, and less unfunded capital expenditures, to fixed charges such as interest as well as debt and capital lease principal payments. The Associated Facility contains a broad definition of events of default including non-compliance with the credit agreement, change of control of the company, destruction of collateral and if the company suffers a material adverse affect.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

10.1	Credit Agreement dated as of March 20, 2026, by and between Nortech Systems Incorporated and Associated Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRLdocument).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026

Nortech Systems Incorporated
(Registrant)

/s/ Andrew D. C. LaFrence
Andrew D. C. LaFrence Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement dated as of March 20, 2026, by and between Nortech Systems Incorporated and Associated Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRLdocument).